PRESIDENT'S MESSAGE

Dear Investor:

I am pleased to present the Semi-Annual Report to Shareholders for Federated U.S. Government Securities Fund: 1-3 Years. The report covers the six-month reporting period ended August 31, 1998 and includes an investment review by the fund's portfolio manager, a complete list of portfolio investments, and the financial statements.

This mutual fund is designed to pursue current income with limited principal risk through a portfolio of shorter-maturity government securities. At the end of the reporting period, the portfolio was invested in U.S. Treasury obligations and government agency securities.

During the reporting period, the fund's Institutional Shares produced a total return of 3.38% through paid income totaling $0.27 per share and a net asset value increase of $0.08 per share. Institutional Service Shares produced a total return of 3.25% through paid income totaling $0.25 per share and a net asset value increase of $0.08 per share.* Net assets totaled $655.4 million on August 31, 1998.

Thank you for participating in the income opportunities of short-term government securities through Federated U.S. Government Securities Fund: 1-3 Years. We welcome your comments and questions.

Sincerely,

[Graphic]

Glen R. Johnson
President
October 15, 1998

 * Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

INVESTMENT REVIEW

Federated U.S. Government Securities Fund: 1-3 Years represents a fully-invested participation in those obligations of the U.S. Treasury and certain government agencies which have a maximum maturity of 31/2 years and an average maturity of 11/2 to 2 years. Since the fund's February 1998 fiscal year end, the fund has been primarily invested in U.S. Treasury securities. Standard & Poor's has maintained the fund's "AAAf" credit rating.*

During the fund's semi-annual reporting period, fixed income performance continued to reflect above-trend economic growth combined with subdued inflation and a stronger dollar. Consumer prices increased at only a 1.60% annual rate through August 1998 and the Asian financial crisis eliminated the possibility of a tightening of Federal Reserve Board (the "Fed") monetary policy. The Fed maintained its "wait and see" approach due to the counteracting forces of the underlying strength in the U.S. economy and the potential deflationary impact of the Asian financial crisis. The federal funds target rate remained at 5.50%, where it had been since the Fed last tightened near the end of March 1997, and the 2-year Treasury note yield traded mostly between 5.40% and 5.60%. However, in August, market expectations of an easing of Fed policy grew as the global economic and financial crisis worsened and U.S. equity markets declined. The flight to quality bid which had supported the Treasury market during the fourth quarter of 1997 intensified and U.S. Treasury securities outperformed the spread sectors both on a nominal and duration-adjusted basis. U.S. Treasury yields fell across the curve, ending August well below the federal funds target rate of 5.50%. The 2-year Treasury note yield declined from 5.53% at the end of February to 4.77% at the end of August 1998.

Although the fund's average maturity has been managed within its neutral range, its average maturity was extended past its midpoint when yields rose in late April and ended August slightly shorter at 1.7 years. The fund's net total return for the six months ended August 31, 1998 was 3.38% and 3.25% for Institutional Shares and Institutional Service Shares, respectively, compared to 3.18% for the Merrill Lynch 1-Year Treasury Index and 3.71% for the Merrill Lynch 2-Year Treasury Index.**

 * "AAAf" rated fund portfolio holdings and counterparties provide extremely strong protection against losses from credit defaults. Ratings are subject to change, and do not remove market risks

 ** The Merrill Lynch 1-year and 2-year Treasury Indices are unmanaged indices comprised of the most recently issued 1-year and 2-year Treasury notes, respectively. Investments cannot be made in an index.

PORTFOLIO OF INVESTMENTS

FEDERATED U.S. GOVERNMENT SECURITIES FUND: 1-3 YEARS
AUGUST 31, 1998 (UNAUDITED)

PRINCIPAL
 AMOUNT                                                                       VALUE
U.S. TREASURY NOTES--85.4%
$ 35,000,000 5.750%, 9/30/1999                                           $  35,245,350
  15,025,000 7.125%, 9/30/1999                                              15,341,126
  41,500,000 5.625%, 10/31/1999                                             41,744,850
  26,000,000 7.500%, 10/31/1999                                             26,684,840
  38,500,000 5.875%, 11/15/1999                                             38,855,740
  52,000,000 5.625%, 11/30/1999                                             52,340,600
  15,000,000 7.750%, 11/30/1999                                             15,477,900
  43,743,000 5.625%, 12/31/1999                                             44,055,762
  45,000,000 7.750%, 12/31/1999                                             46,529,100
  61,000,000 5.375%, 1/31/2000                                              61,266,570
   5,084,000 5.500%, 3/31/2000                                               5,121,724
  30,000,000 5.750%, 11/15/2000                                             30,484,500
  42,000,000 5.375%, 2/15/2001                                              42,382,620
  35,265,000 6.250%, 4/30/2001                                              36,376,200
  52,000,000 6.500%, 5/31/2001                                              53,998,880
  13,500,000 6.625%, 7/31/2001                                              14,092,110
             TOTAL U.S. TREASURY NOTES (IDENTIFIED COST $555,264,046)      559,997,872
U.S. GOVERNMENT AGENCIES--9.9%
FEDERAL HOME LOAN BANKS--6.9%
  25,000,000 5.470%, 8/17/2000                                              25,128,250
  20,000,000 5.625%, 3/19/2001                                              20,174,400
             Total                                                          45,302,650
STUDENT LOAN MARKETING ASSOCIATION--3.0%
  19,500,000 5.570%, 3/17/2000                                              19,596,135
             TOTAL GOVERNMENT AGENCIES (IDENTIFIED COST $64,400,987)        64,898,785
(A)REPURCHASE AGREEMENTS--3.7%
  24,505,000 BT Securities Corp., 5.800%, dated 8/31/1998, due 9/1/1998
            (AT AMORTIZED COST)                                             24,505,000
             TOTAL INVESTMENTS (IDENTIFIED COST $644,170,033)(B)         $ 649,401,657

 (a) The repurchase agreement is fully collateralized by U.S. Government and/ or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.
 (b) The cost of investments for federal tax purposes amounts to $644,170,033. The net unrealized appreciation of investments on a federal tax basis amounts to $5,231,624 which is comprised of $5,231,624 appreciation at August 31, 1998.

Note: The categories of investments are shown as a percentage of net assets ($655,469,246) at August 31, 1998.

(See Notes which are an integral part of the Financial Statements)

STATEMENT OF ASSETS AND LIABILITIES

FEDERATED U.S. GOVERNMENT SECURITIES FUND: 1-3 YEARS
AUGUST 31, 1998 (UNAUDITED)

ASSETS:
Total investments in securities, at value (identified and tax cost $644,170,033)            $649,401,657
Income receivable                                                                              9,225,850
Receivable for shares sold                                                                     2,052,858
Total assets                                                                                 660,680,365
LIABILITIES:
Payable for investments purchased                                                $  412,664
Payable for shares redeemed                                                          41,696
Income distribution payable                                                       2,671,562
Payable to Bank                                                                   2,031,797
Accrued expenses                                                                     53,400
Total liabilities                                                                              5,211,119
NET ASSETS for 62,509,335 shares outstanding                                                $655,469,246
NET ASSETS CONSIST OF:
Paid in capital                                                                             $664,427,045
Net unrealized appreciation of investments                                                     5,231,624
Accumulated net realized loss on investments                                                 (14,184,676)
Distributions in excess of net investment income                                                  (4,747)
Total Net Assets                                                                            $655,469,246
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
INSTITUTIONAL SHARES:
$607,205,035 / 57,906,522 shares outstanding                                                      $10.49
INSTITUTIONAL SERVICE SHARES:
$48,264,211 / 4,602,813 shares outstanding                                                        $10.49

(See Notes which are an integral part of the Financial Statements) STATEMENT OF OPERATIONS

FEDERATED U.S. GOVERNMENT SECURITIES FUND: 1-3 YEARS
SIX MONTHS ENDED AUGUST 31, 1998 (UNAUDITED)

INVESTMENT INCOME:
Interest                                                                                 $17,777,236
EXPENSES:
Investment advisory fee $1,262,145 Administrative personnel and services fee
237,914 Custodian fees 16,432 Transfer and dividend disbursing agent fees and expenses 113,413 Directors'/Trustees' fees 5,995 Auditing fees 9,054 Legal fees
2,524 Portfolio accounting fees 63,152 Distribution services fee--Institutional
Service Shares 49,416 Shareholder services fee--Institutional Shares 739,424
Shareholder services fee--Institutional Service Shares 49,416 Share registration costs 19,435 Printing and postage 20,091 Insurance premiums 3,471 Taxes 3
Miscellaneous 8,371 Total expenses 2,600,256 Waivers-- Waiver of investment advisory fee $ (44,220) Waiver of distribution services fee--Institutional
Service Shares (47,440) Waiver of shareholder services fee--Institutional Shares
(739,424) Waiver of shareholder services fee--Institutional Service Shares
(1,977) Total waivers (833,061) Net expenses 1,767,195 Net investment income
16,010,041 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS: Net realized gain on investments 2,496,398 Net change in unrealized appreciation of investments
2,448,112 Net realized and unrealized gain on investments 4,944,510 Change in net assets resulting from operations $20,954,551
(See Notes which are an integral part of the Financial Statements)

STATEMENT OF CHANGES IN NET ASSETS
FEDERATED U.S. GOVERNMENT SECURITIES FUND: 1-3 YEARS

                                                                                         SIX MONTHS
                                                                                            ENDED
                                                                                         (UNAUDITED)       YEAR ENDED
                                                                                       AUGUST 31, 1998  FEBRUARY 28, 1998
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS--
Net investment income                                                                   $   16,010,041  $   36,690,854
Net realized gain on investments ($2,496,398 and
$2,033,001 net gain, respectively, as
computed for federal tax purposes)                                                           2,496,398       2,018,431
Net change in unrealized appreciation                                                        2,448,112       3,542,439
Change in net assets resulting from operations                                              20,954,551      42,251,724
DISTRIBUTIONS TO SHAREHOLDERS--
Distributions from net investment income
Institutional Shares                                                                       (15,071,065)    (35,155,560)
Institutional Service Shares                                                                  (943,723)     (1,535,294)
Change in net assets resulting from distributions to shareholders                          (16,014,788)    (36,690,854)
SHARE TRANSACTIONS--
Proceeds from sale of shares                                                               169,531,052     302,726,969
Net asset value of shares issued to shareholders in payment of distributions declared        7,444,273      18,874,038
Cost of shares redeemed                                                                   (157,625,657)   (426,661,455)
Change in net assets resulting from share transactions                                      19,349,668    (105,060,448)
Change in net assets                                                                        24,289,431     (99,499,578)
NET ASSETS:
Beginning of period                                                                        631,179,815     730,679,393
End of period                                                                           $  655,469,246  $  631,179,815

(See Notes which are an integral part of the Financial Statements) FINANCIAL HIGHLIGHTS--INSTITUTIONAL SHARES

FEDERATED U.S. GOVERNMENT SECURITIES FUND: 1-3 YEARS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                      SIX MONTHS
                                                        ENDED
                                                      (UNAUDITED)
                                                       AUGUST 31,        YEAR ENDED FEBRUARY 28 OR 29,
                                                         1998      1998     1997     1996     1995     1994
NET ASSET VALUE, BEGINNING OF PERIOD                     $10.41    $10.32   $10.38   $10.25   $10.46   $10.53
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                      0.27      0.56     0.54     0.61     0.52     0.37
Net realized and unrealized gain (loss) on investments     0.08      0.09    (0.06)    0.13    (0.21)   (0.07)
Total from investment operations                           0.35      0.65     0.48     0.74     0.31     0.30
LESS DISTRIBUTIONS
Distributions from net investment income                  (0.27 )   (0.56)   (0.54)   (0.61)   (0.52)   (0.37)
NET ASSET VALUE, END OF PERIOD                           $10.49    $10.41   $10.32   $10.38   $10.25   $10.46
TOTAL RETURN(A)                                            3.38 %    6.41%    4.78%    7.41%    3.14%    2.93%
RATIOS TO AVERAGE NET ASSETS
Expenses                                                   0.54%*    0.54%    0.54%    0.54%    0.54%    0.51%
Net investment income                                      5.09%*    5.36%    5.26%    5.91%    5.06%    3.56%
Expense waiver/reimbursement(b)                            0.26%*    0.26%    0.27%    0.26%    0.02%      --
SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                $607,205  $597,549 $701,498 $697,692 $687,037 $858,556
Portfolio turnover                                           96 %     118%     145%     142%     265%     150%

 * Computed on an annualized basis.
 (a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

FINANCIAL HIGHLIGHTS--INSTITUTIONAL SERVICE SHARES

FEDERATED U.S. GOVERNMENT SECURITIES FUND: 1-3 YEARS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                     SIX MONTHS
                                                        ENDED
                                                      (UNAUDITED)
                                                       AUGUST 31,        YEAR ENDED FEBRUARY 28 OR 29,
                                                         1998      1998     1997     1996     1995     1994
NET ASSET VALUE, BEGINNING OF PERIOD                     $10.41    $10.32    $10.38    $10.25   $10.46   $10.53
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                      0.25      0.53      0.52      0.59     0.50     0.35
Net realized and unrealized gain (loss) on investments     0.08      0.09     (0.06 )    0.13    (0.21)   (0.07)
Total from investment operations                           0.33      0.62      0.46      0.72     0.29     0.28
LESS DISTRIBUTIONS
Distributions from net investment income                  (0.25 )   (0.53 )   (0.52 )   (0.59)   (0.50)   (0.35)
NET ASSET VALUE, END OF PERIOD                           $10.49    $10.41    $10.32    $10.38   $10.25   $10.46
TOTAL RETURN(A)                                            3.25 %    6.15 %    4.52 %    7.14%    2.88%    2.68%
RATIOS TO AVERAGE NET ASSETS
Expenses                                                   0.79%*    0.79 %    0.79%     0.79%    0.79%    0.76%
Net investment income                                      4.85%*    5.11 %    5.01 %    5.68%    4.76%    3.33%
Expense waiver/reimbursement(b)                            0.26%*    0.26 %    0.27 %    0.26%    0.25%      --
SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                 $48,264   $33,631   $29,181   $26,432  $29,208  $39,905
Portfolio turnover                                           96 %     118%      145 %     142%     265%     150%

 * Computed on an annualized basis.
 (a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

NOTES TO FINANCIAL STATEMENTS

FEDERATED U.S. GOVERNMENT SECURITIES FUND: 1-3 YEARS

AUGUST 31, 1998 (UNAUDITED)

ORGANIZATION

Federated U.S. Government Securities Fund: 1-3 Years (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Trust offers two classes of shares: Institutional Shares and Institutional Service Shares. The investment objective of the Trust is to provide current income.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

U.S. government securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS

It is the policy of the Trust to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Trust to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Trust will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Trust's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Trust could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex- dividend date.

FEDERAL TAXES

It is the Trust's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

At February 28, 1998, the Trust, for federal tax purposes, had a capital loss carryforward of $16,666,504, which will reduce the Trust's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Trust of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2003.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Trust may engage in when-issued or delayed delivery transactions. The Trust records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:

                                                                       SIX MONTHS ENDED                   YEAR ENDED
                                                                        AUGUST 31, 1988               FEBRUARY 28, 1998
INSTITUTIONAL SHARES                                                 SHARES         AMOUNT          SHARES        AMOUNT
Shares sold                                                         14,288,321  $ 148,823,018     27,005,133  $ 279,621,175
Shares issued to shareholders in payment of distributions declared     653,041      6,795,584      1,693,644     17,556,139
Shares redeemed                                                    (14,461,283)  (150,550,097)   (39,219,746)  (406,462,678)
Net change resulting from Institutional Share transactions             480,079  $   5,068,505    (10,520,969) $(109,285,364)
                                                                        SIX MONTHS ENDED                  YEAR ENDED
                                                                         AUGUST 31, 1988              FEBRUARY 28, 1998
INSTITUTIONAL SERVICE SHARES                                           SHARES        AMOUNT         SHARES        AMOUNT
Shares sold                                                          1,987,905  $  20,708,034      2,230,331  $  23,105,794
Shares issued to shareholders in payment of distributions declared      62,335        648,689        127,126      1,317,899
Shares redeemed                                                       (679,492)    (7,075,560)    (1,951,903)   (20,198,777)
Net change resulting from Institutional Service Share transactions   1,370,748  $  14,281,163        405,554  $   4,224,916
Net change resulting from  share transactions                        1,850,827  $  19,349,668    (10,115,415) $(105,060,448)

At August 31, 1998, capital paid-in aggregated $664,427,045.

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Management, the Trust's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.40% of the Trust's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Trust with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE

The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b- 1 under the Act. Under the terms of the Plan, the Trust will compensate Federated Securities Corp.("FSC"), the principal distributor, from the net assets of the Trust to finance activities intended to result in the sale of the Trust's Institutional Service Shares. The Plan provides that the Trust may incur distribution expenses up to 0.25% of the average daily net assets of the Institutional Service Shares, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Trust will pay FSS up to 0.25% of average daily net assets of the Trust for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

Federated Services Company ("FServ"), through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Trust. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Trust's accounting records for which it receives a fee. The fee is based on the level of the Trust's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS
Purchases and sales of investments, excluding short-term securities, for the period ended August 31, 1998, were as follows:

PURCHASES                       $596,591,955
SALES                           $594,361,378

YEAR 2000
Similar to other financial organizations, the Trust could be adversely affected if the computer systems used by the Trust's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Trust's Adviser and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Trust's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Trust.

TRUSTEES

John F. Donahue

Thomas G. Bigley

John T. Conroy, Jr.

Nicholas P. Constantakis

William J. Copeland

James E. Dowd, Esq.

Lawrence D. Ellis, M.D.

Edward L. Flaherty, Jr., Esq.

Peter E. Madden

John E. Murray, Jr., J.D., S.J.D.

Wesley W. Posvar

Marjorie P. Smuts

OFFICERS

John F. Donahue
Chairman

Glen R. Johnson
President

J. Christopher Donahue
Executive Vice President

Edward C. Gonzales
Executive Vice President

John W. McGonigle
Executive Vice President, Treasurer, and Secretary

Richard B. Fisher
Vice President

Karen M. Brownlee
Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the trust's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated U.S. Government Securities Fund:
1-3 Years

SEMI-ANNUAL REPORT TO SHAREHOLDERS
AUGUST 31, 1998

Federated Securities Corp., Distributor
Federated Investors, Inc.
Federated Investors Tower
1001 Liberty  Avenue
Pittsburgh, PA 15222-3779
1-800-341-7400
www.federatedinvestors.com

Cusip 31428M100
Cusip 31428M209
G01436-01 (10/98)